UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2023

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
Registrant’s telephone number, including area code: (561) 988-3600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2023, ADT Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2023. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Item 7.01 Regulation FD Disclosure.
Common Stock Dividends
In the press release issued on May 2, 2023, the Company also announced a dividend of $0.035 per share to holders of the Company's common stock and Class B common stock of record on June 15, 2023. The dividend will be distributed on July 6, 2023.
The information furnished in this Form 8-K, including pursuant to Items 2.02 and 7.01 and including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
Item 8.01 Other Events.
In connection with the previously announced partial redemption (the “Redemption”) of $150 million principal amount of the outstanding 5.250% First-Priority Senior Secured Notes due 2024 (the “2024 Notes”) of Prime Security Services Borrower, LLC (the “Issuer”), a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, and Prime Finance Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), a Delaware corporation and an indirect wholly-owned subsidiary of the Company, on May 1, 2023, the Issuers delivered a Final Notice of Partial Redemption to holders of the 2024 Notes.
The final Redemption price calculated pursuant to the indenture governing the 2024 Notes is $1,000 per $1,000 of outstanding principal amount of the 2024 Notes, plus the accrued and unpaid interest on the 2024 Notes so redeemed of $1,684,375.00. Following the Redemption on May 2, 2023, the aggregate outstanding principal amount of the 2024 Notes will be $600 million.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated May 2, 2023 announcing ADT Inc.’s Financial Results for the three months ended March 31, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 2, 2023	ADT Inc.

		By:	/s/ Kenneth J. Porpora
Kenneth J. Porpora
Executive Vice President and Chief Financial Officer